Exhibit 99

Acreage Holdings Reports Second Quarter 2020 Results
New York, NY - August 11, 2020 - Acreage Holdings, Inc. (“Acreage”) (CSE: ACRG.U) (OTCQX: ACRGF) (FSE: 0VZ) today reported financial results for the second quarter of 2020.
SECOND QUARTER FINANCIAL HIGHLIGHTS (UNAUDITED)

•	Second quarter reported revenue was $27.1 million, a 53% increase compared to the same period in 2019, and a 12% increase compared to the first quarter of 2020.

•	Pro forma revenue* was $43.8 million, a 70% increase compared to the same period in 2019, and a 16% increase compared to the first quarter of 2020.

•	Pro forma same store sales growth was 46%, the sixth consecutive quarter of double-digit growth. Same store sales growth was driven by strong check and transaction growth.

•
Gross margin was 41.4%, a 150 basis point decrease versus the same period in 2019, and a 30 basis point increase compared to the first quarter of 2020. Gross margin was negatively impacted by a $0.6 million inventory write down associated with the closure of Form Factory. Excluding this charge, which will not repeat in future periods, gross margin would have been 43.7%, an 80 basis point increase year over year.

•	Net loss attributable to Acreage was $37.2 million, while adjusted net loss* attributable to Acreage was $11.1 million.

•	Pro forma adjusted EBITDA* was a loss of $1.4 million.
*Pro forma revenue, adjusted net income and pro forma adjusted EBITDA are non-GAAP measures. Please see discussion and reconciliation of non-GAAP measures below.
“I am very pleased with our second quarter financial results. Our refocused strategy is working as seen in our improved margins and EBITDA. Elements that helped drive the improved results included divesting and closing underperforming assets, effective cost controls, and more. While there is still much work to do, I am encouraged Acreage has turned the corner toward an accelerated path to profitability,” said Bill Van Faasen, Interim Chief Executive Officer of Acreage.
EARNINGS CALL DETAILS
Acreage will host a conference call with management on Wednesday, August 12th at 8:30 A.M. Eastern Daylight Time. The call will be webcast and can be accessed at investors.acreageholdings.com. To listen to the live call, please go to the website at least 15 minutes early to register, download and install any necessary audio software.
ABOUT ACREAGE HOLDINGS, INC.
Headquartered in New York City, Acreage is a vertically integrated, multi-state operator of cannabis licenses and assets in the U.S. Acreage is dedicated to building and scaling operations to create a seamless, consumer-focused branded cannabis experience. Acreage debuted its national retail store brand, The Botanist, in 2018 and its award-winning consumer brands, The Botanist and Live Resin Project in 2019.

On June 27, 2019, Acreage implemented an arrangement under section 288 of the Business Corporations Act (British Columbia) (the “Current Arrangement”) with Canopy Growth Corporation (“Canopy Growth”) pursuant to an arrangement agreement dated April 18, 2019, as amended on May 15, 2019 (the “Arrangement Agreement”).  On June 24, 2020, Canopy Growth and Acreage entered into an agreement (the “Proposal Agreement”) proposing to amend certain the terms of the Current Arrangement and the Arrangement Agreement (collectively, the “New Arrangement”).  Pursuant to the Current Arrangement, upon the occurrence of changes to federal laws in the United States to permit the general cultivation, distribution and possession of marijuana or to remove the regulation of such activities from the federal laws of the United States (the “Triggering Event”) (or waiver of the Triggering Event by Canopy Growth), Canopy Growth will, subject to the satisfaction or waiver of certain closing conditions, acquire (the “Acquisition”) each of Acreage’s class A subordinate voting shares (the “Subordinate Voting Shares”) (following the automatic conversion of the Class B proportionate voting shares (“Proportionate Voting Shares”) and Class C multiple voting shares (the “Multiple Voting Shares”) into Subordinate Voting Shares) on the basis of 0.5818 of a common share of Canopy Growth (each whole share, a “Canopy Growth Share”) per Subordinate Voting Share (subject to adjustment in accordance with the terms of the Arrangement Agreement), until such time as amended in accordance with the New Arrangement.

If the New Arrangement is consummated, among other things, each Subordinate Voting Share will be exchanged for 0.7 of a Class E subordinate voting share (each whole share, a “Fixed Share”) and 0.3 of a Class D subordinate voting share (each whole share, a “Floating Share”), each Proportionate Voting Share will be exchanged for 28 Fixed Shares and 12 Floating Shares and each Multiple Voting Share will be exchanged for 0.7 of a Class F multiple voting share (each whole share, a “Fixed Multiple Share”) and 0.3 of a Floating Share.  In addition to various amendments to the covenants, restrictions and closing conditions contained in the Arrangement Agreement, the New Arrangement will provide (i) that upon the occurrence (or waiver of Canopy Growth) of the Triggering Event, Canopy Growth will, subject to the satisfaction or waiver of certain closing conditions (as amended by the New Arrangement), acquire all of the issued and outstanding Fixed Shares on the basis of 0.3048 of a Canopy Growth Share per Fixed Share (following the automatic conversion of the Fixed Multiple Shares and subject to adjustment in accordance with the terms of the Arrangement Agreement, as amended by the New Arrangement); and (ii) an option, exercisable at the discretion of Canopy Growth, to acquire all of the issued and outstanding Floating Shares at the time that Canopy Growth acquires the Fixed Shares, for cash or Canopy Growth Shares, as Canopy Growth may determine, at a price Per Floating Share based upon the 30-day volume-weighted average trading price of the Floating Shares on the Canadian Securities Exchange relative to the trading price of the Canopy Growth Shares at the time of the occurrence or waiver of the Triggering Event, subject to a minimum price of US$6.41 per Floating Share.

For more information about the Current Arrangement and the Acquisition please see the respective information circulars of each of Acreage and Canopy Growth dated May 17, 2019, which are available on Canopy Growth’s and Acreage’s respective profiles on SEDAR at www.sedar.com and filed with the U.S. Securities and Exchange Commission (the “SEC”) on the EDGAR website at www.sec.gov. For more information about the New Arrangement, please see Acreage’s press release dated June 25, 2020 and the subsequent public filings that may be made by Acreage from time to time in respect thereof, which are available under Acreage’s profile on SEDAR at www.sedar.com and filed with the SEC on the EDGAR website at www.sec.gov. Additional details will be provided to Acreage shareholders in the proxy statement to be mailed to Acreage shareholders in connection with the shareholder meeting to approve the transactions contemplated by the New Arrangement. For additional information regarding Canopy Growth, please see Canopy Growth’s profile on SEDAR at www.sedar.com.

*NON-GAAP MEASURES, RECONCILIATION AND DISCUSSION (UNAUDITED)
This release contains tables that reconcile our results of operations reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”) to adjusted results that exclude the impact of certain items identified as affecting comparability (non-GAAP). We use EBITDA, adjusted EBITDA, pro forma adjusted EBITDA, adjusted net loss attributable to Acreage, managed results of operations, and pro forma results of operations, among other measures, to evaluate our actual operating performance and for planning and forecasting future periods. We believe the adjusted results presented provide relevant and useful information for investors because they clarify our actual operating performance, make it easier to compare our results with those of other companies and allow investors to review performance in the same way as our management. In particular, we believe that our pro forma revenue measures are important to investors as they indicate what the potential economic performance of acquired entities might be after transactions close, which information is relevant to an acquisitive company like ours and is representative of information that management uses in its evaluation of financial and operational decisions impacting the Company. Since these measures are not calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, our reported results as indicators of our performance, and they may not be comparable to similarly named measures from other companies. The tables below reconcile our results of operations in accordance with GAAP to the adjusted results mentioned above:

Pro forma Bridge
	QTD		YTD
US$ (thousands)	Q2'20	Q2'19	FY'20	FY'19
Reported Revenue	$27,072	$17,745	$51,297	$30,642
Revenue from Entities under Management or Consulting Agreements*
New England	5,550	4,062	10,206	8,268
Mid-Atlantic	4,042	1,760	7,515	3,322
Midwest	5,986	1,865	10,025	3,232
West	1,115	302	2,329	916
Managed Revenue*	$43,765	$25,734	$81,372	$46,380
Pro forma Adjustments*
New England	—	—	—	932
Mid-Atlantic	—	—	—	—
Midwest	—	—	—	670
West	—	36	—	616
Pro forma Revenue*	$43,765	$25,770	$81,372	$48,598

Reconciliation of GAAP to Non-GAAP Measures
US$ (thousands, except per share amounts)	Q2'20	Q2'19	FY'20	FY'19
Net loss (GAAP)	$(44,370)	$(49,265)	$(266,599)	$(80,069)
Income tax expense (benefit)	3,113	1,576	(25,459)	3,798
Interest expense (income), net	1,903	(870)	1,482	(1,482)
Depreciation and amortization	1,425	2,223	3,492	3,131
EBITDA (non-GAAP)*	$(37,929)	$(46,336)	$(287,084)	$(74,622)
Adjusting items:
(Income) loss from investments, net	(4)	737	(238)	(1,990)
Loss on impairment of intangible assets	—	—	187,775	—
Loss on notes receivable	—	—	8,161	—
Write down of assets held-for-sale	8,110	—	8,110	—
Equity-based compensation expense - Plan	11,302	15,674	25,781	34,555
Equity-based compensation expense - Plan (CGC Awards)	7,181	314	11,992	314
Equity-based compensation expense - other	1,704	4,705	17,151	4,801
Canopy Growth transaction costs	—	6,250	—	6,250
Other non-recurring expenses	2,940	4,096	9,250	6,033
Adjusted EBITDA (non-GAAP)*	$(6,696)	$(14,560)	$(19,102)	$(24,659)

Pro forma Bridge
	QTD		YTD
US$ (thousands)	Q2'20	Q2'19	FY'20	FY'19
Adjusted EBITDA*	$(6,696)	$(14,560)	$(19,102)	$(24,659)
Managed/Pro forma Adjustments*
New England	2,043	1,423	2,928	2,825
Mid-Atlantic	1,648	607	3,138	1,124
Midwest	1,136	(712)	1,079	(1,515)
West	436	(1,158)	(551)	(3,415)
Pro forma Adjusted EBITDA*	$(1,433)	$(14,400)	$(12,508)	$(25,640)
Due to the Company's transition from IFRS to U.S. GAAP, certain expenses related to leased assets formerly classified as depreciation and interest expense are now included in EBITDA as a general and administrative expense. The Company's lease expenses associated with non-finance leases were $2,784 and $1,141 in Q2'20 and Q2'19, respectively. The Company's lease expenses associated with non-finance leases were $5,121 and $2,382 for FY'20 and FY'19, respectively.

Reconciliation of GAAP to Non-GAAP Measures
US$ (thousands, except per share amounts)	Q2'20	Q2'19	FY'20	FY'19
Net loss attributable to Acreage Holdings, Inc. (GAAP)	$(37,192)	$(37,541)	$(209,146)	$(60,918)
Net loss per share attributable to Acreage Holdings, Inc. (GAAP)	$(0.38)	$(0.44)	$(2.19)	$(0.74)
Adjusting items:(1)
(Income) loss from investments, net	$(3)	$557	$(189)	$(1,495)
Loss on impairment of intangible assets	—	—	149,187	—
Loss on notes receivable	—	—	6,484	—
Write down of assets held-for-sale	6,717	—	6,443	—
Equity-based compensation expense - Plan	9,360	11,850	20,483	25,965
Equity-based compensation expense - Plan (CGC Awards)	5,947	238	9,528	236
Equity-based compensation expense - other	1,411	3,557	13,626	3,607
Canopy Growth transaction costs	—	4,725	—	4,696
Other non-recurring expenses	2,435	3,097	7,349	4,533
Tax impact of adjustments above	243	(129)	(24,602)	341
Total adjustments	$26,110	$23,895	$188,309	$37,883
Adjusted net loss attributable to Acreage Holdings, Inc. (non-GAAP)*	$(11,082)	$(13,646)	$(20,837)	$(23,035)
Adjusted net loss per share attributable to Acreage Holdings, Inc. (non-GAAP)*	$(0.11)	$(0.16)	$(0.22)	$(0.28)
Weighted average shares outstanding - basic and diluted	98,444	85,640	95,688	82,557
Weighted average NCI ownership %	17.18%	24.40%	20.55%	24.86%
(1) Adjusting items have been reduced by the respective non-controlling interest percentage for the period.
Managed results of operations are GAAP reported results plus the results of all entities for which we provide operational assistance to through management or consulting services or other agreements. Such entities operate independently and Acreage has no control over their operations. We do not consolidate revenue from these entities due to lack of control.
Pro forma results of operations are managed results, plus the pre-acquisition results for all acquired entities from the beginning of the applicable period presented through the date prior to the acquisition date.
FORWARD LOOKING STATEMENTS

This news release and each of the documents referred to herein contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information, including, for greater certainty, statements regarding the Acquisition, including the likelihood of completion thereof, the New Arrangement, including the likelihood of completion thereof, the occurrence or waiver of the Triggering Event, the satisfaction or waiver of the closing conditions set out in the Arrangement (as amended by the New Arrangement), and other statements with respect to the proposed transactions with Canopy Growth.

Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information or statements contained in this news release. Such risks and other factors may include, but are not limited to: the future implications to the business, financial results and performance of the Company arising, directly or indirectly, from COVID-19; the ability of Acreage and Canopy Growth to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and shareholders approvals relating to the New Arrangement; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the New Arrangement; other expectations and assumptions concerning the transactions contemplated in the New Arrangement; the anticipated benefits of the New Arrangement; the occurrence or waiver of the Triggering Event, the ability of Acreage to meets its performance targets and financial thresholds agreed upon with Canopy Growth as part of the New Arrangement, including those that are conditions to closing the New Arrangement; the likelihood of the Triggering Event being satisfied or waived by the outside date; in the event the New Agreement is not adopted, the likelihood of completing the Acquisition on the current terms; in the event that the New Agreement is adopted, the likelihood of Canopy Growth completing the acquisition of the Fixed Shares and/or Floating Shares; risks related to the ability to financing Acreage’s business and fund its obligations without completing the Current Arrangement; other expectations and assumptions concerning the transactions contemplated between Canopy Growth and Acreage; the available funds of Acreage and the anticipated use of such funds; the availability of financing opportunities for Acreage and the risks associated with the completion thereof; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks related to infectious diseases, including the impacts of COVID-19; legal and regulatory risks inherent in the cannabis industry; risks associated with economic conditions, dependence on management and currency risk; risks relating to U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks relating to anti-money laundering laws and regulation; other governmental and environmental regulation; public opinion and perception of the cannabis industry; risks related to contracts with third-party service providers; risks related to the enforceability of contracts and lack of access to U.S. bankruptcy protections; reliance on the expertise and judgment of senior management of Acreage; risks related to proprietary intellectual property and potential infringement by third parties; the concentrated voting control of Acreage’s founder and the unpredictability caused by Acreage’s capital structure; risks relating to the management of growth; increasing competition in the industry; risks inherent in an agricultural business; risks relating to energy costs; risks associated to cannabis products manufactured for human consumption including potential product recalls; reliance on key inputs, suppliers and skilled labor; cybersecurity risks; ability and constraints on marketing products; fraudulent activity by employees, contractors and consultants; tax and insurance related risks; risks related to the economy generally; risk of litigation; conflicts of interest; risks relating to certain remedies being limited and the difficulty of enforcement judgments and effecting service outside of Canada; risks related to future acquisitions or dispositions; sales by existing shareholders; and limited research and data relating to cannabis. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in Acreage’s disclosure documents, including Acreage’s management information circular dated May 17, 2019 filed on May 23, 2019 and

Acreage’s Annual Report on Form 10-K for the year ended December 31, 2019 filed on May 29, 2020, on the EDGAR website at www.sec.gov. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement. The forward-looking information contained in this news release represents the expectations of Acreage as of the date of this news release and, accordingly, is subject to change after such date. However, Acreage expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

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Media Contact:	Investor Contact:
Howard Schacter	Steve West
Vice President of Communications	Vice President, Investor Relations
h.schacter@acreageholdings.com	investors@acreageholdings.com
646-600-9181	646-600-9181